Tower Bancorp, Inc. Investor Presentation First Quarter 2011 Exhibit 99.1

ABOUT THIS PRESENTATION

Safe Harbor Regarding Forward-Looking Statements
This presentation contains forward-looking statements that are intended to be covered by the safe harbor for forward-
looking statements provided by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,” “expect,”
“may,” “will,” “should,” “project,” “plan,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology.  Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions, and statements about the future performance, operations, products and services of Tower and our subsidiaries. These forward-looking statements are subject to various assumptions, risks, uncertainties and other factors including, but not limited to: a continuation or worsening of the current disruption in credit and other markets;  the ineffectiveness of Tower’s business strategy due to changes in current or future market conditions;  the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of  competing financial products and services;  interest rate movements;  the performance of Tower’s investment portfolio; changes in rates of deposit and loan growth;  asset quality and the impact on assets from adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values;  inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology;  capital and liquidity strategies;  and deteriorating economic conditions.  The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in documents filed by Tower Bancorp, Inc. with the Securities and Exchange
Commission, including Tower’s Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other required filings.
Because of these uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements.  Investors are cautioned not to place undue reliance on these statements.  Tower Bancorp, Inc. assumes no duty or obligation to update any forward-looking statements made in this presentation.
Non-GAAP Financial Measures
This presentation contains the non-GAAP financial measure, ratio of tangible common equity to tangible assets.  In order to calculate tangible common equity and tangible assets, Tower’s management subtracts intangible assets from both common equity and assets.  Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix.

GRAYSTONE TOWER BANK
1828

NAMED A **2010 BANK & THRIFT SM-ALL STARS** BY SANDLER O'NEILL

CORPORATE PROFILE

Corporate Overview
• High growth community bank headquartered in
Harrisburg, PA
• 49 banking offices located primarily in central and
southeastern Pennsylvania
• Major Business Lines
• Small Business Banking
• Retail Banking
• Wealth Management
• Not-for-profit Banking
Financial Highlights 12/31/2010 (unaudited)
Assets:
Deposits:
Loans:
TCE/TA (1)
Market Capitalization(2)
$2.7 billion
$2.3 billion
$2.1 billion
8.55%
$263 million
Source: Company Documents as of 12/31/2010
(1) This measure is considered to be a Non-GAAP measure. Management uses this ratio to assess the strength of the Tower Bancorp,
Inc.'s capital position.  See the reconciliation of GAAP to Non-GAAP measures in the appendix to this presentation.
(2) Source: SNL Financial as of January 28, 2011

MISSION, VISION AND VALUES

Mission Statement
Tower Bancorp, Inc. will positively impact lives by helping people achieve their dreams.
Vision Statement
Tower Bancorp, Inc. will be a high performing financial services company that creates financial success for consumer, business, and not for profit customers in the markets we choose to serve.
Value Statement
Tower Bancorp, Inc. is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness, and company spirit.  We value and respect each other because we truly believe that our success only comes from working together for our team’s success.

Andrew Samuel
Chairman and Chief Executive Officer

- 25 years in market experience

Jeff Renninger
President and Chief Operating Officer

- 23 years in market experience (31 years banking)

Janak Amin
CEO of Graystone Tower Bank

- 19 years in market experience

Carl Lundblad
General Counsel

- 13 years M&A and bank regulatory experience

Jane Tompkins
Chief Credit Officer

- 18 years in credit administration (32 years banking)

John Finley
Acting Chief Financial Officer

- 30 years accounting and finance experience

5 CORPORATE LEADERSHIP TEAM Deep and proven management team with average experience of 25 years

PENNSYLVANIA
MARYLAND
Centre
State College
Blair
Mifflin
Juniata
Dauphin
Lehigh
Lebanon
Berks
Perry
Harrisburg
Huntingdon
Cumberland
Montgomery
Chester
Philadelphia
Lancaster
Franklin
Adams
York
Fulton
Delaware
Washington
Carroll
Harford
Cecil
Frederick
Baltimore
Baltimore
Howard
Montgomery
Washington, D.C.

Potentially attractive growth and expansion opportunities
FOOTPRINT AND CURRENT GROWTH POTENTIAL
Note: Tower believes that a growth opportunity exists for the counties appropriately marked above based on Tower’s close proximity to those counties, management’s familiarity with the demographics and businesses and business leaders in those counties and Tower’s reputation in those counties.
1N Bank Division Graystone Bank and Tower Bank Divisions
Growth Markets

Retail Banking	• Middle market households • Strong community identity
Small Business Banking	• Family owned businesses with less than $100 million in revenue • Local decision making with highly responsive local people
Not-for-Profit Banking	• Be the bank of choice for Not-for-Profit market
Wealth Management	• Target clients with less than $3 million in investable assets • Expand and enhance 401K capabilities

7 BUSINESS STRATEGIES High touch relationship management and exceptional service supported by technology

Average de novo Branch (1)

$68 million

Loan Growth (2)

16%

In-market Deposit Growth (2)

7.1%

Non-Interest Income Growth (3)

31%

ORGANIC GROWTH
Compelling
Organic
Growth
(1) Source: FDIC Deposit Data as of 6/30/2010
(2) Source: Company Documents- Growth % Year Ended 12/31/2010
Excludes $51.5 million participation purchased from First Chester and $24 million loan to First Chester (both in 4th quarter of 2009).  Also excludes loans and deposits acquired from First Chester County Corporation.
(3)   Source: Company Documents– Non-Interest Income Growth year ended 12/31/2010 vs. 12/31/2009

BEST PLACES to work in PA 2006 2007 2008 2009 2010

• November 14, 2005 de novo Graystone Bank opened with three branches in
Central Pennsylvania
• Raised approximately $65 million of total capital via private placement
• Reached over $600 million of assets with 9 branches in less than 3 years
• Achieved net income of $2.1 million in third full year of operation
2005
-
2008
2009
2010
• Graystone completed a merger of equals transaction on March 31, 2009 with First National Bank of
Greencastle, forming Graystone Tower Bank as a subsidiary of Tower Bancorp, Inc.
• Immediately following the merger, Graystone Tower Bank had 25 branches and over $1.2 billion in assets
• NASDAQ Listed, Symbol TOBC
• Successfully raised $57 million in public common stock in August 2009
• Announced acquisition of First Chester County Corporation on December 28, 2009
• Raised $21 million of subordinated debt with local investors in 2009 - 2010
• Closed the First Chester County Corporation acquisition on December 10, 2010
• Following the acquisition, Graystone Tower Bank has 49 branches, $2.7 billion of assets and approximately
$550 million of assets under administration
• Completed $51.2 million follow-on common equity offering in December 2010
TIMELINE OF SIGNIFICANT CORPORATE EVENTS

Strategic Acquisition
Organic Growth
Branch Acquisitions
Strategic Partnerships

10 BUILDING SHAREHOLDER VALUE

Central Penn Business Journal's

TOP 50 FASTEST

GROWING COMPANIES

STRATEGIC GROWTH
•Focused on in-market and contiguous market opportunities
•Disciplined strategic initiative process
•Acquisition Factors
Accretive to EPS in the first year
Meets management IRR parameters
Single digit TBV dilution
Equal or better market demographics

Organic Growth
FNB Greencastle Acquisition
First Chester Acquisition
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$65,091
$245,095
$446,412
$641,318
$1,470,583
$2,747,161
2005
2006
2007
2008
2009
12/31/2010*

ASSET GROWTH ($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* unaudited

Organic Growth
FNB Greencastle Acquisition
First Chester Acquisition
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$37,542
$195,712
$359,051
$525,470
$1,216,469
$2,299,898
2005
2006
2007
2008
2009
12/31/2010*

DEPOSIT GROWTH ($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* unaudited

Non Interest Bearing Checking 13%
Interest Bearing Checking 13%
Savings 7%
Money Market 29%
Time Deposit 38%

14 DEPOSIT COMPOSITION Average Cost of Deposits 2009 2.07% 2010 1.46% Source: Company Documents as of 12/31/2010

DEPOSIT MARKET SHARE
Total Total Y/o/Y
Deposits Market Growth
Branch in Market Share Rate
Rank Institution Count ($000) (%) (%)
1 Wells Fargo & Co. 78 6,513,295 11.7 8.0
2 PNC Financial Services Group Inc. 107 5,666,891 10.1 9.6
3 Fulton Financial Corp. 90 4,841,048 8.7 10.8
4 M&T Bank Corp. 110 4,434,564 7.9 6.8
5 Susquehanna Bancshares Inc. 97 4,063,957 7.3 8.5
6 Royal Bank of Scotland Group Plc 73 3,751,832 6.7 (3.4)
7 Banco Santander SA 76 2,690,507 4.8 (8.7)
8 Tower Bancorp Inc. 49 2,304,356 4.1 12.7
9 Toronto-Dominion Bank 26 2,264,615 4.1 5.9
10 Metro Bancorp Inc. 28 1,656,459 3.0 6.1
11 National Penn Bancshares Inc. 29 1,606,095 2.9 (0.3)
12 Orrstown Financial Services Inc. 16 989,223 1.8 42.0
13 Citigroup Inc. 4 901,480 1.6 (16.0)
14 Codorus Valley Bancorp Inc. 21 737,574 1.3 9.2
15 Franklin Financial Services Corp. 27 719,704 1.3 3.1
Total (1-15) 831 43,141,600 77.2
Total (1-85) 1,176 55,870,422 100.0
o
Tower Ranks:
o
8th overall in deposit market share in its counties of operation
o
3rd in total deposit market share, excluding companies with greater than $20 billion in assets
o
Significant opportunities exist to gain share within our current markets
Source: SNL Financial
Deposits as of June 30, 2010; Tower deposits and branches pro forma for First Chester County Corporation acquisition.
All other companies pro forma for pending acquisitions.

Organic Growth
FNB Greencastle Acquisition
First Chester Acquisition
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$25,638
$172,519
$390,274
$569,575
$1,138,460
$2,071,881
2005
2006
2007
2008
2009
12/31/2010*

LOAN GROWTH ($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* unaudited

LOAN COMPOSITION
Loan Detail Balance ($000) % of Portfolio
Commercial:
Industrial $916,360 44%
Real Estate $441,243 21%
Construction $185,424 9%
Consumer:
Home Equity $196,498 9%
Other $52,412 3%
Residential Mortgage $279,944 14%
Total Loans $2,071,881
Source: Company Documents as of 12/31/2010

NCOs/Average Loans

Peer Median
8.89
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.02
0.21
0.21
0.36
0.54
0.58
0.63
0.68
0.83
0.91
0.95
0.97
1.01
1.08
1.10
1.67
1.74
1.77
2.09
2.57
2.74
Peer 1
Peer 2
Peer 3
Tower Bancorp
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21

STRONG CREDIT METRICS
Source: Company Documents as of 12/31/2010 and SNL Financial
Note: Peer Group LTM ended 9/30/2010 and Tower Bancorp LTM ended 12/31/2010 (unaudited). Peer group companies are set forth in the Appendix to this presentation

NPAs / Assets
Peer Median
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.34
0.38
0.54
0.77
0.78
0.86
1.34
1.59
1.67
1.68
1.86
2.05
2.06
2.36
2.36
2.70
2.79
2.80
3.32
6.03
6.57
13.56
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Tower Bancorp
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21

STRONG CREDIT METRICS
Source: Company Documents as of 12/31/2010 and SNL Financial
Note: Peer Group LTM ended 9/30/2010 and Tower Bancorp LTM ended 12/31/2010 (unaudited). Peer group companies are set forth in the Appendix to this presentation

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5
$367
$1,593
$3,110
$8,828
$11,590
2005
2006
2007
2008
2009
12/31/2010*

NON-INTEREST INCOME
($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* unaudited

150.00%
130.00%
110.00%
90.00%
70.00%
50.00%
*Includes merger expenses and one time charges
129.1%
86.6%
73.5%
75.9% *
83.1% *
2005
2006
2007
2008
2009
2010

100.0
80.0
60.0
40.0
20.0
0.0
87.8
83.1
81.6
80.3
72.5
68.6
65.7
63.7
62.5
61.8
61.2
61.1
60.7
60.5
60.0
59.8
59.8
58.7
54.3
53.9
53.6
51.6
Peer 1
Tower Bancorp
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21

FUTURE EFFICIENCY IMPROVEMENT
Source: Company Documents as of 12/31/2010 and SNL Financial
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) Efficiency ratio is calculated as total non-interest expense divided by the total of net interest income and non-interest income.
Note: Peer Group LTM ended 9/30/2010 and Tower Bancorp LTM ended 12/31/2010 (unaudited).  Peer group companies are set forth in the Appendix to this presentation

4Q 2010 NIM = 3.83%

3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.89%
3.10%
3.24%
2.97%
3.49%
3.71%
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010*

NET INTEREST MARGIN (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* unaudited

FIVE QUARTER REVENUE TREND ($000,000)
4Q09 1Q10 2Q10 3Q10 4Q10
% Chg.
4Q10/
3Q10
%Chg.
4Q10/
4Q09
Net Interest Income 11.26 12.05 12.90 13.37 16.35 22.3 45.2
Total Noninterest
Income
3.32 2.00 2.49 3.08 4.01 30.2 20.8
Total Revenue 14.59 14.05 15.40 16.45 20.36 23.8 39.6
Net Interest Margin (%)
3.53 3.62 3.73 3.64 3.83 19 bps 30 bps
Source: Company Documents as of 12/31/2010

Tier 1 Capital / Risk Weighted Assets

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.05%
12.82%
12.00%
11.14%
11.86%
4thQ'09
1st Q'10
2nd Q'10
3rdQ'10
4thQ'10

Tier 1 Capital / Average Total Assets

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.70%
10.02%
9.69%
9.45%
13.48%
4thQ'09
1st Q'10
2nd Q'10
3rdQ'10
4thQ'10

Total Capital / Risk Weighted Assets

18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.53%
15.41%
14.49%
13.20%
13.29%
4thQ'09
1st Q'10
2ndQ'10
3rdQ'10
4thQ'10

STRONG CAPITAL STRUCTURE No TARP Funding 24 Source: Company Documents as of 12/31/2010

INVESTMENT MERITS
• Deep and broad management team with extensive in-market experience
• Successful and proven growth strategy
• Diversified credit portfolio with a conservative focus on credit quality
• Significant franchise value
• First Chester acquisition offers significant anticipated EPS accretion

THANK YOU!

APPENDIX

REGIONAL PEER GROUP COMPANIES
First Financial Bancorp
First Commonwealth Financial Corporation
NBT Bancorp Inc.
Community Bank System, Inc.
S&T Bancorp, Inc.
Sandy Spring Bancorp, Inc.
TowneBank
Sun Bancorp, Inc.
Carter Bank & Trust
Tompkins Financial Corporation
StellarOne Corporation
Hampton Roads Bankshares, Inc.
Virginia Commerce Bancorp, Inc.
Lakeland Bancorp, Inc.
Hudson Valley Holding Corp.
Union First Market Bankshares Corporation
First Community Bancshares, Inc.
Sterling Bancorp
Metro Bancorp, Inc.
Univest Corporation of Pennsylvania
Financial Institutions, Inc.

FINANCIAL HIGHLIGHTS ($000)
Source: Company Documents as of 12/31/2010
(1) 4Q 2010 was a merger quarter which included purchase accounting adjustments as well as merger expenses, restructuring charges and operating losses associated with discontinuing the operations of the American Home Bank Division.
(2) Does not include the impact of purchase accounting loan marks
4Q
2009
1Q
2010
2Q
2010
3Q
2010
4Q
2010(1)
Year End
2010
Assets $1,470,583 $1,542,172 $1,588,079 $1,618,841 $2,747,161 $2,747,161
Loans Receivable $1,138,460 $1,162,212 $1,216,335 $1,321,647 $2,071,881 $2,071,881
Deposits $1,216,469 $1,276,501 $1,322,342 $1,355,717 $2,299,898 $2,299,898
Shareholder’s Equity $163,877 $164,387 $165,343 $165,794 $256,664 $256,664
Net Income $2,056 $1,905 $1,177 $2,502 $(4,512) $1,072
EPS $0.29 $0.27 $0.17 $0.35 $(0.56) $0.15
Net Interest Margin 3.53% 3.62% 3.73% 3.64% 3.83% 3.71%
NPA/Assets 0.53% 0.85% 0.83% 1.00% 0.86% 0.86%
Loan Loss Reserve/Gross Loans
(2)
0.85% 0.94% 0.95% 0.96% 0.65% 0.65%
Total Risk Based Capital Ratio 14.53% 15.41% 14.49% 13.18% 13.29% 13.29%

NON-GAAP FINANCIAL RECONCILIATION
Tower believes the presentation of these non-GAAP financial measures provide useful supplemental information that is essential to an investor’s proper understanding of the operating results of Tower’s core businesses. Our management uses these non-GAAP financial measures in their analysis of our performance.  These non-GAAP disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP measures are included in the table below.
Source: Company Documents as of 12/31/2010
December 31,
2010
Reconciliation of Non-GAAP Balance Sheet Data:
Total assets - GAAP 2,747,161 $
Less:  Goodwill and other intangible assets 23,679
Total tangible assets - Non-GAAP 2,723,482 $
Total Stockholders' equity - GAAP 256,664 $
Less:  Goodwill and other intangible assets 23,679
Tangible equity - Non-GAAP 232,985 $
Tower Bancorp, Inc. and Subsidiary
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in thousands, except share data and ratios)
(Unaudited)
December 31,
2010
Capital Ratios:
Total equity to total assets - GAAP 9.34%
Effect of intangible assets -0.79%
Tangible common equity to tangible assets -Non-GAAP 8.55%